TIAA-CREF LIFE FUNDS

Real Estate Securities Fund

SUPPLEMENT NO. 1

dated June 30, 2006

to the Prospectus dated May 1, 2006

REAL ESTATE SECURITIES FUND

The portfolio management team of the Real Estate Securities Fund is changing. Beginning July 10, 2006, Thomas M. Franks and Brendan W. Lee will become new members of the portfolio management team responsible for the day-to-day management of the Real Estate Securities Fund. David Copp will remain as a portfolio manager of the fund. Philip James (Jim) Campagna and Anne Sapp will no longer be members of the portfolio management team for the fund. The principal investment strategy for the Real Estate Securities Fund is being revised from using a combination of both active and indexed strategies to using only an active management strategy.

Change of Investment Strategy

The following replaces the disclosure under “Overview of the Funds—Real Estate Securities Fund—Principal Investment Strategies” in the Prospectus:

Principal Investment Strategies: The fund invests at least 80% of its assets in the equity and fixed-income securities of companies that are principally engaged in or related to the real estate industry (“real estate securities”), including those that own significant real estate assets, such as real estate investment trusts (“REITs”). The fund does not invest directly in real estate. The fund concentrates its investments in the real estate industry. The fund is actively managed using a research-oriented process with a focus on cash flows, asset values and our belief of management’s ability to increase shareholder value. The benchmark index for the fund is the Dow Jones Wilshire Real Estate Securities Index.

The following replaces the second paragraph under “More Information About the Funds—Specialty Funds— Real Estate Securities Fund” in the Prospectus:

The fund normally invests at least 80% of its assets in the equity and fixed-income securities of companies that are principally engaged in or related to the real estate industry (“real estate securities”), including those that own significant real estate assets, such as real estate investment trusts (“REITs”). The fund does not invest directly in real estate. The fund concentrates its investments in the real estate industry. The fund is actively managed using a research-oriented process with a focus on cash flows, asset values and our belief of management’s ability to increase shareholder value.

Change of Portfolio Management Team

The following amends the disclosure under “Portfolio Management Teams” in the Prospectus:

Beginning July 10, 2006, Thomas M. Franks and Brendan W. Lee will become new members of the portfolio management team responsible for the day-to-day management of the Real Estate Securities Fund. David Copp will remain as a portfolio manager of the fund. Philip James (Jim) Campagna and Anne Sapp will no longer be members of the portfolio management team for the fund.

The following information replaces the portfolio manager chart for the fund included in the May 1, 2006 Prospectus.

Name	Title	Portfolio Role/ Coverage/ Expertise/ Specialty	Experience Over Past Five Years	Total Years/Months Experience
				At TIAA	Total	On Team
David Copp	Associate	Stock Selection— REITs	Teachers Advisors, Inc., TIAA and its affiliates—2005 to Present, RBC Capital Markets—2002 to 2005, Robertson Stephens—1999 to 2002	0.11	9.10	0.11
Thomas M. Franks, CFA	Managing Director	Portfolio Risk Management	Teachers Advisors, Inc., TIAA and its affiliates—2001 to Present, Sanford C. Bernstein & Company—1997 to 2001	4.10	8.7	0.0
Brendan W. Lee	Associate	Stock Selection— REITs	Teachers Advisors, Inc., TIAA and its affiliates—2006 to Present, Cliffwood Partners, LLC—1998 to 2006	0.0	8.2	0.0

A11195 (6/06)

TIAA-CREF LIFE FUNDS

Real Estate Securities Fund

SUPPLEMENT NO. 1

dated June 30, 2006 to the

Statement of Additional Information (SAI) dated May 1, 2006

The portfolio management team for the Real Estate Securities Fund is changing. The following amends the disclosure under “Additional Information Regarding Portfolio Managers” in the SAI:

Real Estate Securities Fund

Beginning July 10, 2006, Thomas M. Franks and Brendan W. Lee will become new members of the portfolio management team responsible for the day-to-day management of the Real Estate Securities Fund. David Copp will remain as a portfolio manager of the fund. Philip James (Jim) Campagna and Anne Sapp will no longer be members of the portfolio management team for the fund.

The following information replaces the portfolio manager chart for the fund included in the May 1, 2006 SAI.

	Number of Other Accounts Managed		Total Assets In Accounts Managed (millions)
Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Registered Investment Companies	Other Pooled Investment Vehicles	Dollar Range of Equity Securities Owned in Fund
David Copp*	1	2	$597	$99	$0
Thomas M. Franks, CFA**	2	8	$119,889	$355	$0
Brendan W. Lee**	1	1	$630	$15	$0

*	Information for David Copp is provided as of the fund’s fiscal year end, December 31, 2005.
**	Information for Thomas M. Franks and Brendan W. Lee is provided as of May 31, 2006.

A11203 (6/06)